                                                                    Exhibit 99.1

                          COMMON STOCK PURCHASE WARRANT

                             EVERLAST WORLDWIDE INC.

                              Dated: July 23, 2004

THIS  WARRANT  AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE OF THIS
WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR ANY STATE  SECURITIES  LAWS.  THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON
EXERCISE  OF  THIS  WARRANT  MAY NOT BE  SOLD,  OFFERED  FOR  SALE,  PLEDGED  OR
HYPOTHECATED  IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION  STATEMENT AS TO THIS
WARRANT UNDER SAID ACT AND ANY APPLICABLE  STATE SECURITIES LAWS OR AN EXEMPTION
FROM SUCH REGISTRATION REQUIREMENTS.

                          COMMON STOCK PURCHASE WARRANT

                   For the Purchase of 149,980 of Common Stock

                                       of

                             EVERLAST WORLDWIDE INC.

                            (A Delaware Corporation)

1.  WARRANT.

          THIS  CERTIFIES  THAT  Contender  Partners  LLC  (the  "Holder"),  the
registered owner of this Warrant, is entitled, at any time and from time to time at or  before  5:00  p.m.,  prevailing  Eastern  Time,  July 23,  2014,  but not thereafter,  to subscribe for, purchase and receive,  in whole or in part, up to
One Hundred  Forty-Nine  Thousand Nine Hundred Eighty (149,980) shares of common stock,  $0.002 par value (the  "Common  Stock") of Everlast  Worldwide  Inc.,  a
Delaware corporation (the "Company"). If July 23, 2014 is a day on which banking institutions are authorized by law to close,  then this Warrant may be exercised on the next  succeeding day that is not such a day in accordance  with the terms hereof.  This Warrant is initially  exercisable as to each share of Common Stock purchasable  hereunder  at a price  of $2.75  per  share of  Common  Stock  (the
"Exercise  Price").  The term "Exercise  Price" shall mean the initial  exercise price or such  exercise  price,  as  adjusted  in the  manner  provided  herein, depending on the context.  This Warrant was originally issued in accordance with
Section 6.0 of that  certain  Contender-Everlast  Agreement  dated July 23, 2004
among  the  Company,   the  Holder  and   Tournament  of  Contenders   LLC  (the
"Contender-Everlast Agreement").

2.  EXERCISE.

          In order to exercise this Warrant,  the exercise form attached  hereto as  Exhibit A (the  "Exercise  Notice")  must be duly  executed,  completed  and delivered to the Company, together with this Warrant and payment of the Exercise
Price for the shares of the Common  Stock being  purchased.  Such payment may be made,  at the option of the Holder,  in cash,  by  certified  or bank  cashier's check,  by wire  transfer  or in the  manner  specified  in the next  succeeding paragraph.  If the rights represented hereby shall not be exercised at or before
5:00 p.m.,  prevailing Eastern Time, on July 23, 2014, this Warrant shall become and be void and  without  further  force or effect  and all  rights  represented hereby shall cease and expire.

          Notwithstanding  any  provisions  herein to the contrary,  if the Fair
Market  Value (as  hereinafter  defined) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of  exercising  this  Warrant for cash,  the Holder may elect to receive  shares equal to the value (as determined below) of this Warrant (or the portion thereof being  exercised)  by surrender of this Warrant at the  principal  office of the
Company together with the properly  endorsed  Exercise Notice in which event the
Company  shall issue to the Holder a number of shares of Common  Stock  computed using the following formula:

            X=(Y) x  (A-B)
                    --------
                       A

            Where X =  the number of shares of Common  Stock to be issued to the
                       Holder

            Y =        the number of shares of Common  Stock  purchasable  under
                       the Warrant or, if only a portion of the Warrant is being
                       exercised, the portion of the Warrant being exercised (at
                       the date of such calculation)

            A =        the  Fair  Market  Value of one  share  of the  Company's
                       Common Stock (at the date of such calculation)

            B =        Exercise   Price  (as   adjusted  to  the  date  of  such
                       calculation)

          The  acquisition of shares via the above formula is hereby referred to as a "Cashless Exercise".

          For  purposes  hereof,  the "Fair  Market  Value" of a share of Common
Stock as of a particular date (the "Determination  Date") shall mean the average of the  closing  or last sale price  reported  for the last five  business  days immediately preceding the Determination Date.

3.   RETURNABLE SHARES.

          3.1 Prior to the conclusion of the Season (as defined below), a number of shares of Common Stock issuable or issued upon exercise of this Warrant shall be "Returnable  Shares." The number of Returnable  Shares at any such time shall be equal to the  number of  shares of Common  Stock  issuable  and  issued  upon exercise of this Warrant,  multiplied  by a fraction,  the numerator of which is the number of episodes of the Series (as defined below)  scheduled to air in the
Season minus the number of episodes that have already aired in such Season,  and the  denominator is the number of episodes  scheduled to air in that Season.  As each subsequent  episode of the Series is aired,  the number of shares of Common
Stock issuable upon exercise of this Warrant or previously  issued upon exercise of this Warrant  which are deemed to be  "Returnable  Shares"  shall be adjusted using the above formula.  Notwithstanding the foregoing,  upon the airing of ten

                                      -2-

episodes  of the  Series in the  Season,  none of the  shares  of  Common  Stock issuable  upon  exercise of this Warrant or  previously  issued upon exercise of this Warrant shall be "Returnable Shares".

          3.2 The "Series" shall mean The Contender  reality  television  series being  produced by Holder and  Tournament of Contenders  LLC. The "Season" shall mean the first season of the Series.

          3.3 In the  event of an  exercise  of this  Warrant  at a time  when a portion  of  the  shares  issuable  upon  exercise  of  the  Warrant  constitute
"Returnable  Shares," the Holder shall allocate the Returnable  Shares among the shares issued in connection  with such exercise and the shares  remaining  under this  Warrant  as it  deems  appropriate.  In  addition,  for the  avoidance  of confusion,  in the case of Cashless  Exercises,  only Returnable  Shares (or the portion of the Warrant relating to Returnable Shares) may be used to satisfy the exercise price for the acquisition of Returnable  Shares,  and only shares which are not  Returnable  Shares (or the  portion of the  Warrant  relating to shares which are not  Returnable  Shares) may be used to satisfy the exercise price for the acquisition of Returnable Shares.

          3.4 In the event that the Holder holds Returnable Shares at the end of the Season,  and less than ten  episodes of the Series have aired in the Season, the Holder  shall  return to the Company any shares of Common  Stock held by the
Holder which are Returnable  Shares.  At the same time, the Company shall refund to the Holder all cash amounts paid by the Holder as exercise price with respect to the Returnable  Shares  returned to the Company.  If a Cashless  Exercise has previously occurred, then the amount of shares required to be returned by Holder shall be adjusted  to reflect  the fact that the portion of the Warrant  used to satisfy  the  exercise  price  in  the  Cashless  Exercise  did  not  result  in outstanding shares. A hypothetical example of the application of the rule in the preceding sentence follows:

          Assume the total number of episodes  scheduled to air in the Season is
12, and only 8 episodes  actually air.  Assume that this entire Warrant had been exercised in a cashless exercise,  and 115,977 shares were issued upon exercise.
If all shares had been acquired for cash, the number of Returnable Shares at the end of the Season  would be 4 divided  by 12 times  149,980,  or 49,993  shares.
However,  since a Cashless Exercise occurred,  the number is reduced.  22.67% of the shares under the Warrant were paid as exercise  price.  Accordingly,  of the
49,993 shares to be returned, 11,334 shares were previously effectively returned to the Company in connection  with the Cashless  Exercise,  and  therefore  only
38,659 shares would need to be returned at the end of the Season.

          3.5  Returnable  Shares shall have the same rights as any other shares of Common Stock (including  voting and rights to  distributions),  provided that any property or securities  received by the Holder from the Company with respect to shares that are required to be returned to the Company  hereunder  shall also be returned to the Company.  Returnable  Shares may be transferred by the Holder
(subject to the other restrictions  herein),  provided that the transferee shall be subject to the return obligations set forth herein.

                                      -3-

          3.6  Notwithstanding  the above provisions,  if the Series goes into a fourth  Season,  this Warrant and any  Returnable  Shares shall be reinstated as provided in the Contender Everlast Agreement.

4.   TRANSFER.

          The  securities  purchased  upon exercise of this Warrant shall not be transferred  unless and until (i) the Company has received an opinion of counsel for the Holder that the securities  may be transferred  pursuant to an exemption from registration  under the Securities Act of 1933, as amended (the "Act"), the availability  of which is  established  to the  reasonable  satisfaction  of the
Company,  or (ii) a registration  statement relating to such securities has been filed by the Company and  declared  effective  by the  Securities  and  Exchange
Commission.

          Each  certificate  for  securities  purchased  upon  exercise  of this
Warrant shall bear a legend  substantially  as follows,  unless such  securities have been registered under the Act:

          "The  securities  represented by this  certificate  have not been  registered  under  the  Securities  Act of  1933  (the
          "Act").  The securities may not be offered for sale, sold or
          otherwise   transferred  except  pursuant  to  an  effective
          registration  statement  under the Act,  or  pursuant  to an exemption from registration under the Act."

          This Warrant shall be  assignable  (in whole or in part) by the holder thereof to any  transferee or assignee who,  after such  assignment or transfer, holds a warrant to purchase at least 10,000  shares of Common Stock  (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (i) the Company is, within a reasonable time after such  transfer,  furnished  with written  notice of the name and address of such transferee or assignee and the portion of the Warrant  which is being  assigned;
and (ii)  such  transferee  or  assignee  agrees in  writing  to be bound by and subject to the terms and conditions of this Warrant.

Each  certificate  representing  Returnable  Shares  shall  also  bear a  legend substantially as follows:

          "The  securities  represented  by this  certificate  may are restricted and may be subject to a requirement  that they be returned  to the  Company,  as more  fully  set forth in the
          Common Stock Purchase Warrant dated July 23, 2004."

After any shares of Common Stock issued upon  exercise of this Warrant  cease to be Returnable Shares,  the Company shall, at the request of the Holder,  issue a replacement  certificate  to the Holder  representing  such shares that does not contain the above legend.

                                      -4-

5.   NEW WARRANTS TO BE ISSUED.

          5.1  PARTIAL  EXERCISE OR  TRANSFER.  Subject to the  restrictions  in
Section 3 hereof, this Warrant may be exercised or assigned in whole or in part.
In the event of the exercise or assignment  hereof in part only,  upon surrender of this Warrant for  cancellation,  together with the duly executed  exercise or assignment  form and funds  sufficient  to pay any  required  transfer  tax, the
Company shall cause to be delivered to the Holder  without  charge a new warrant or new  warrants  of like  tenor  with this  Warrant  in the name of the  Holder evidencing  the right to purchase,  in the  aggregate,  the remaining  number of underlying shares of Common Stock  purchasable  hereunder after giving effect to any such partial exercise or assignment.

          5.2  LOST  CERTIFICATE.  Upon  receipt  by  the  Company  of  evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of an  indemnification in favor of the Company,  reasonably  satisfactory to it, the Company  shall execute and deliver a new warrant of like tenor and date.
Any such new warrants  executed and  delivered as a result of such loss,  theft, mutilation or destruction shall constitute an additional  contractual obligation on the part of the Company.

          5.3  ADDITIONAL  WARRANTS.  The Company shall not be required to issue any shares of Common  Stock  pursuant  to this  Warrant or pursuant to any other warrant  issued  under the  terms of the  Contender-Everlast  Agreement  if such issuance would result in the issuance of shares of Common Stock greater than the number permitted to be issued without  stockholder  approval under the rules and regulations  of The Nasdaq Stock Market.  In the event  stockholder  approval is required,  the Company  covenants  to prepare and file with the  Securities  and
Exchange  Commission  a proxy  statement  in  accordance  with Section 14 of the
Securities Exchange Act of 1934, as amended, soliciting from each stockholder of the Company the affirmative vote at such stockholder meeting for approval of the
Company's  issuance  of all shares  underlying  this  Warrant  and other  shares issuable  upon  exercise  of  the  warrants  underlying  the  Contender-Everlast
Agreement,  and the Company shall use its reasonable best efforts to solicit its stockholders' approval of such issuance. In the event that the Company is unable to issue  shares of Common  Stock  pursuant  to this  Warrant or pursuant to any other  warrant  that may be issued  under  the  terms of the  Contender-Everlast
Agreement as a result of the absence of stockholder  approval,  then the Company shall pay to the Holder  upon  exercise  an amount  equal to the  product of the number of shares of Common  Stock that the  Company is unable to issue upon such exercise multiplied by the difference between the Fair Market Value of shares of
Common  Stock of the Company on such date and the  Exercise  Price.  Such amount shall be paid within sixty days of the date of such determination.

6.   ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES.

          6.1  COMPUTATION  OF ADJUSTED  EXERCISE  PRICE.  Except as hereinafter provided,  in case the Company  shall at any time after the date hereof issue or sell any shares of Common Stock (other than the  issuances or sales  referred to in Section 6.8  hereof), including  shares held  in the  Company's  treasury and shares of Common Stock issued upon the exercise of any options  (other than upon

                                      -5-

the exercises of options issued to directors,  employees or consultants prior to
July 23, 2004)  rights or warrants to  subscribe  for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities  for shares of Common Stock,  for a  consideration  per share less than the Exercise Price in effect  immediately  prior to the issuance or sale of such shares (the "New Exercise Price"), or without consideration, then forthwith upon such  issuance or sale,  the  Exercise  Price  shall  (until  another  such issuance or sale) be reduced to the New Exercise Price.

          6.2 GENERAL RULES FOR COMPUTATION OF ADJUSTMENTS.  For the purposes of any  computation  to be made in  accordance  with  Section  6.1,  the  following provisions shall be applicable:

               6.2.1 CASH  COMPENSATION.  In the case of the issuance or sale of shares of Common Stock for a  consideration  part or all of which shall be cash, the amount of the cash  consideration  therefor shall be deemed to be the amount of cash  received by the Company for such shares (or, if shares of Common  Stock are offered by the Company  for  subscription,  the  subscription  price,  or if shares shall be sold to underwriters  or dealers for public  offering  without a subscription  offering,  the initial public offering  price),  before  deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase  thereof by  underwriters  or  dealers or dealers or others  performing similar services, or any expenses incurred in connection therewith.

               6.2.2 OTHER THAN CASH  CONSIDERATION.  In case of the issuance or sale  (otherwise  than as a dividend or other  distribution  on any stock of the
Company)  of  shares of Common  Stock for a  consideration  part or all of which shall be other than cash,  the amount of the  consideration  therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company, provided that in connection with any such issuance to a current or former director, officer or owner of more than
5% of the Common Stock of the Company (or an affiliate  thereof)  (computed on a
"Fully  Diluted  Basis,"  which  shall  mean a  computation  assuming  exercise, conversion  or exchange of all rights,  options,  warrants  and  convertible  or exchangeable  securities),  the  Board's  determination  shall  be  based  on  a valuation report by an independent appraiser reputation.

               6.2.3 SHARE DIVIDENDS.  Shares of Common Stock issuable by way of dividend or other  distribution  on any stock of the Company  shall be deemed to have been issued  immediately after the opening of business on the day following the record date for the  determination of stockholders  entitled to receive such dividend or other  distribution  and shall be deemed to have been issued without consideration.

               6.2.4 RECLASSIFICATION. The reclassification of securities of the
Company other than shares of Common Stock into  securities  including  shares of
Common  Stock shall be deemed to involve  the  issuance of such shares of Common
Stock for a  consideration  other  than cash  immediately  prior to the close of business on the date fixed for the determination of security holders entitled to

                                      -6-

receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 6.2.2.

          6.3  OPTIONS,   RIGHTS,  WARRANTS  AND  CONVERTIBLE  AND  EXCHANGEABLE
SECURITIES.  In case the Company  shall at any time after the date hereof  issue options,  rights or warrants to subscribe for shares of Common  Stock,  or issue any securities  convertible into or exchangeable for shares of Common Stock, for a  consideration  per share less than the Exercise  Price in effect  immediately prior to the issuance of such options,  rights or warrants,  or such convertible or  exchangeable  securities,  or without  consideration,  the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such  convertible  or  exchangeable  securities,  as the case  may be,  shall be reduced to a price  determined  by making a computation  in accordance  with the provisions of Section 6.1 hereof, provided that:

          (i) The aggregate  maximum  number of shares of Common  Stock,  as the case may be, issuable under such options,  rights or warrants shall be deemed to be issued and  outstanding  at the time such  options,  rights or warrants  were issued,  and for a consideration  equal to the minimum  purchase price per share provided for in such options,  rights or warrants at the time of issuance,  plus the  consideration,  if any,  received by the  Company for the  issuance of such options, rights or warrants;

          (ii) The aggregate  maximum  number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable  securities shall be  deemed  to be  issued  and  outstanding  at the  time  of  issuance  of such securities,  and for a consideration equal to the consideration  received by the
Company for the issuance of such securities, plus the minimum consideration,  if any, receivable by the Company upon the conversion or exchange thereof;

          (iii) If any  change  shall  occur in the  exercise  price  per  share provided for in any of the options, rights or warrants referred to in clause (i)
of Section 6.3, or in the price per share at which the securities referred to in clause (ii) of Section 6.3 are convertible or exchangeable, such options, rights or  warrants or  conversion  or exchange  rights,  as the case may be,  shall be deemed to have expired or  terminated  on the date when such price change became effective in respect of shares not  theretofore  issued pursuant to the exercise or  conversion  or exchange  thereof,  and the  Company  shall be deemed to have issued  upon such  date new  options,  rights  or  warrants  or  convertible  or exchangeable  securities  at the new price in  respect  of the  number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities; and

          6.4  SUBDIVISION  AND  COMBINATION.   If  outstanding  shares  of  the
Company's  Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respective  Common Stock, the Exercise
Price in effect  immediately  prior to such subdivision or at the record date of such dividend shall,  simultaneously  with the effectiveness of such subdivision or  immediately  after  the  record  date of such  dividend,  be  proportionally reduced.  If outstanding shares of Common Stock shall be combined into a smaller number  of  shares,  the  Exercise  Price in  effect  immediately  prior to such

                                      -7-

combination shall, simultaneously with the effectiveness of such combination, be proportionally  increased.

          6.5  ADJUSTMENT  IN NUMBER OF  SHARES.  Upon  each  adjustment  of the
Exercise  Price  pursuant  to the  provisions  of this  Section 6, the number of shares of Common  Stock  issuable  upon the  exercise of this  Warrant  shall be adjusted to the nearest full number  obtained by multiplying  the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common
Stock  issuable  upon  exercise  of  this  Warrant  immediately  prior  to  such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          6.6  RECAPITALIZATION.  For the  purpose  of this  Warrant,  the  term
"Common  Stock"  shall  also  mean  any  other  class of  stock  resulting  from successive  changes or  reclassifications  of Common Stock consisting  solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.7  MERGER  OR  CONSOLIDATION.  In case of any  consolidation  of the
Company  with,  or merger of the Company  with,  or merger of the Company  into, another  corporation  (other than a consolidation or merger that does not result in  any  reclassification  or  change  of the  outstanding  Common  Stock),  the corporation  formed by such consolidation or merger shall execute and deliver to the Holder a  supplemental  warrant  providing  that such Holder  shall have the right thereafter (until the stated expiration of such Warrant) to receive,  upon exercise  of such  Warrant,  the kind and  amount  of  shares of stock and other securities  and property  receivable  upon such  consolidation  or merger,  by a holder of the  number of shares of Common  Stock of the  Company  for which such
Warrants  might have been  exercised  immediately  prior to such  consolidation,
merger,  sale  or  transfer.   Such  supplemental  warrants  shall  provide  for
adjustments  that shall be identical to the  adjustments  provided in Section 6.
This Section shall similarly apply to successive consolidations or mergers.

          6.8 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

          (i) Upon the issuance or sale of the shares of Common  Stock  issuable upon the exercise of this Warrant; or

          (ii) If the  amount  of said  adjustment  shall be less  than one cent
($.01) per share of Common  Stock,  provided,  however,  that in such case,  any adjustment  that would  otherwise  be required  then to be made shall be carried forward and shall be made at the time of and together  with the next  subsequent adjustment which, together with any adjustment so carried forward,  shall amount to at least one cent ($.01) per share of Common Stock.

          6.9 NO REDEMPTION OF WARRANT.  This Warrant  cannot be redeemed by the
Company without the prior written consent of the Holder.

          6.10 DIVIDENDS AND OTHER DISTRIBUTIONS.  In the event that the Company shall at any time  prior  to the  exercise  in full of this  Warrant  declare  a dividend (other than a dividend  consisting solely of shares of Common Stock) or

                                      -8-

otherwise  distribute to its stockholders any cash,  assets,  property,  rights, evidences  of  indebtedness,  securities  (other than  shares of Common  Stock), whether  issued by the Company or by another,  or any other thing of value,  the
Holder of this Warrant shall  thereafter be entitled,  in addition to the shares of Common Stock or other  securities and property  receivable  upon the exercise thereof, to receive, upon the exercise of such Warrant, the same cash, property, assets,  rights,  evidences of  indebtedness,  securities  or any other thing of value that it would have been  entitled to receive at the time of such  dividend or distribution as if the Warrant had been exercised  immediately  prior to such dividend or distribution. At the time of any such dividend or distribution,  the
Company shall make appropriate  reserves to ensure the timely performance of the provisions of this Section 6.10.

          6.11  ELIMINATION  OF FRACTIONAL  INTERESTS.  The Company shall not be required to issue certificates  representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of any  fractional  interests,  it being the intent of the  parties that all fractional interests shall be eliminated by rounding any fraction up to the  nearest  whole  number  of  shares  of  Common  Stock or other  securities, properties or rights as shall be issuable upon the exercise thereof.

7.   RESERVATION  AND LISTING.  The Company  shall at all times reserve and keep available out of its authorized  shares of Common Stock,  solely for the purpose of issuance upon exercise of the Warrant,  such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof.  The Company  covenants  and agrees that,  upon exercise of the Warrant from time to time and  payment of the  Exercise  Price  therefor,  all shares of
Common  Stock and other  securities  issuable,  properties  and rights upon such exercise shall be duly and validly issued,  fully paid and nonassessable and not subject to preemptive  rights of any stockholder.  As long as this Warrant shall be  outstanding,  the Company  shall use its best efforts to cause all shares of
Common  Stock  issuable  upon  exercise of the Warrant to be listed  (subject to official notice of issuance) on all securities exchanges and automated quotation systems on which the Common Stock may then be listed and/or quoted.

8.   PIGGYBACK REGISTRATION RIGHTS.

          8.1 NOTICE  AND  REQUEST.  If the  Company at any time or from time to time proposes to register any  securities  under the  Securities Act of 1933, as amended  (the  "Act")  either for its own  account or the account of any selling security  holders (other than pursuant to (i) a registration  statement on Forms
S-4 or S-8 or any successor or similar forms, or (ii) a registration on any form that does not permit secondary  sales), it will give notice to the Holder of its intention  at least ten (10) days in advance  of the filing of any  registration statement  with respect  thereto.  Upon the written  request of the Holder given within five (5) business days after receipt of such notice, the Company, subject to Section 8.2 below, will include in such registration, and in any underwriting involved  therein,  all the shares of Common Stock issuable upon the exercise of the Warrants (the "Registrable Securities") included in such request.

                                      -9-

          The Company shall cause the registration statement to become effective and remain  effective as provided  herein.  The Company shall use its reasonable best efforts to cause the registration  statement to be declared effective under the Act as promptly as possible after the filing thereof.  The Company shall use its  reasonable  best efforts to keep the  registration  statement  continuously effective under the Act until the date which is the earlier date of when (i) all
Registrable  Securities  have  been  effectively  registered  under  the Act and disposed of in accordance with the  registration  statement  covering them, (ii)
all  Registrable  Securities are  distributed to the public pursuant to Rule 144
(or any similar provision then in force) under the Act, or (iii) all Registrable
Securities are otherwise freely transferable  without restriction under the Act, and the holders thereof have delivered an opinion of their legal counsel to such effect in form and substance reasonably satisfactory to the Company.

          8.2 UNDERWRITTEN OFFERING.

               (i) In the case of an  underwritten  offering  by the  Company of securities, the Holder will, with respect to Registrable Securities,  enter into an underwriting agreement with the same underwriters engaged by the Company with respect to  securities  being offered by the Company and the Company shall cause such  underwriters  to include in any such  underwriting  all of the Registrable
Securities that the Holder then desires to sell;  provided,  however,  that such underwriting  agreement is in  substantially  the same form as the  underwriting agreement that the Company enters into in connection  with the primary  offering it is making.

               (ii)  If  the   managing   underwriter   with   respect  to  such
underwritten  offering  requests in writing that the number of  securities to be offered by selling  security  holders be reduced  because in the judgment of the managing  underwriter  the offering would be materially and adversely  affected, then such securities shall be reduced by such amount as the managing underwriter may  determine  so as to  not  materially  and  adversely  affect  the  proposed offering, provided that the securities held by any other holders (other than the
Holder) shall be proportionally reduced.

               (iii) The Company and the Holder agree,  in  connection  with any underwritten  offering by the Company  within two (2) years of the date  hereof, upon  request of the  underwriters  managing  any  underwritten  offering of the
Company's  securities,  not to sell,  make any short  sale of,  loan,  grant any option for the purchase of, or otherwise  dispose of any Registrable  Securities
(other  than those  included  in the  registration)  without  the prior  written consent  of such  underwriters,  as the case may be, for a period of time not to exceed  ninety (90) days from the  effective  date of such  registration  as the
Company or the underwriters may specify,  but such restriction  shall only apply if (i) all  shareholders  who own more than five percent of the Company's Common
Stock on a Fully  Diluted  Basis,  all directors and all officers of the Company agree to be bound by such  restrictions,  and (ii) the Company shall release the
Holder from any such  restriction  to the extent the Company  releases any other person or entity from such a "lockup"  restriction.  The Holder  agrees that the
Company may instruct its transfer agent to place stop-transfer  notations in its records to enforce the provisions of this Section 8.2.

                                      -10-

          8.3 INFORMATION. Upon making a request pursuant to this Section 8, the
Holder  shall  specify  the  number of shares of  Registrable  Securities  to be registered on its behalf and the intended  method of  disposition  thereof.  The
Company may require the Holder to furnish to the  Company  such  information  in writing  regarding itself and the distribution of Registrable  Securities as the
Company may from time to time  reasonably  request in writing in order to comply with the Act. The Holder agree to supply the Company as promptly as  practicable with such  information  and to notify the Company as promptly as  practicable of any inaccuracy or change in information  they have  previously  furnished to the
Company.

          8.4  REGISTRATION  PROCEDURES.  In  the  case  of  each  registration, qualification  or compliance  effected by the Company  pursuant to this Warrant, the Company will keep the Holder advised in writing as to the initiation of each registration,  qualification and compliance and as to the completion thereof. In connection with any registration  effected pursuant to this Warrant, the Company will  prepare  and file such  amendments  and  supplements  to its  registration statement as may be necessary to comply with the  provisions  of the Act and any applicable  blue  sky  or  other  state  securities  laws  with  respect  to the disposition of all securities covered by such registration  statement  provided, however,  that the  Company  shall not be  obligated  to take any such action to effect any such registration under this Agreement in any particular jurisdiction in which the Company would be requested to execute a general  consent to service of process in effecting such  registration,  qualification or compliance  unless the Company is already subject to service in such jurisdiction and except as may be required by the Act. At its expense,  the Company will furnish such number of prospectuses  and other  documents  incident  thereto as the Holder from time to time may reasonably request.

          The Company  shall keep such  Registration  Statement  effective for a period of up to one-year after the Registration  Statement is declared effective or until the distribution  contemplated in the  Registration  Statement has been completed,  whichever first occurs; provided, however, that such one-year period shall be extended  for a period of time equal to the period the Holder  refrains from selling any securities  included in such  registration at the request of an underwriter of Common Stock (or other securities) of the Company.

          8.5  EXPENSES  OF  REGISTRATION.  All  reasonable  fees  and  expenses incident to the Company's  performance of or compliance  with this Warrant shall be  borne by the  Company  whether  or not any  Registration  Statement  becomes effective  including,  without limitation:  (i) all registration and filing fees
(including,  without  limitation,  fees and expenses (A) with respect to filings required to be made with the National  Association of Securities Dealers,  Inc., and (B) with respect to compliance with securities or blue sky laws);  (ii) fees and  disbursements of counsel for the Company;  (iii) fees and  disbursements of all independent certified public accountants for the Company (including, without limitation,  the  expenses  of any  special  audit  and "cold  comfort"  letters required by or incident to such  performance);  (iv) Act liability  insurance if the Company so desires  such  insurance;  and (v) fees and expenses of all other persons  retained  by the  Company.  In  addition,  the  Company  shall  pay the reasonable fees and expenses of one (1) counsel to the Holder in connection with

                                      -11-

such  registration,  not  to  exceed  $5,000  in  the  aggregate  for  any  such registration.  The Company shall not pay any other fees or expenses  incurred by the Holder including, without limitation,  accounting expenses of the Holder and commissions  or  discounts  attributable  to the  Holder's  sale of  Registrable
Securities.

9.   CERTAIN NOTICE REQUIREMENTS.

          9.1  HOLDER'S  RIGHT  TO  RECEIVE  NOTICE.  Nothing  herein  shall  be construed  as  conferring  upon the  Holder  the right to vote or  consent or to receive  notice as a  stockholder  for the  election of  directors  or any other matter, or as having any rights whatsoever as a stockholder of the Company.  If, however,  at any time prior to the  expiration  of the Warrant and its exercise, any of the events described in Section 9.2 shall be proposed, then, in each such event, the Company shall give written notice of such event at least fifteen (15)
days  prior to the  date  fixed as a  record  date or the  date of  closing  the transfer  books  for the  determination  of the  stockholders  entitled  to such dividend,  distribution,  conversion or exchange of  securities or  subscription rights, or entitled to vote on such proposed dissolution,  liquidation,  winding up or sale.  Such  notice  shall  specify  such  record  date or the date of the closing of the transfer books, as the case may be.

          9.2 EVENTS REQUIRING NOTICE. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i)
if the Company  shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution  payable otherwise  than in cash, or a cash dividend or  distribution  payable  otherwise than out of retained earnings,  as indicated by the accounting treatment of such dividend or distribution on the books of the Company,  or (ii) the Company shall offer to all the holders of its Common  Stock any  additional  shares of capital stock of the Company or securities  convertible  into or exchangeable for shares of capital  stock of the Company,  or any option,  right or warrant to subscribe therefor,  or (iii) a  dissolution,  liquidation  or winding  up of the  Company
(other than in connection  with a  consolidation  or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

          9.3 NOTICE OF CHANGE IN EXERCISE  PRICE.  The Company shall,  promptly after an event  requiring a change in the Exercise  Price  pursuant to Section 6 hereof, send notice to the Holder of such event and change (the "Price Notice").
The Price Notice shall  describe the event  causing the change and the method of calculating  same and  shall be  certified  as being  true and  accurate  by the
Company's Chief Executive Officer and Chief Financial Officer.

          9.4 TRANSMITTAL OF NOTICES. All notices, requests,  consents and other communications  under this  Warrant  shall be in writing  and shall be deemed to have  been  duly  given  or made  when  hand  delivered,  or when  delivered  by responsible overnight courier:

          (i) If to the Holder, to:

                                      -12-

               Contender Partners LLC
               c/o Diane Winkler
               PMB 208
               9899 Santa Monica Blvd.
               Beverly Hills, CA 90212

          (ii) if to the Company, to:

               Everlast Worldwide Inc.
               1350 Broadway, Suite 2300
               New York City, New York 10018
               Attention: George Q Horowitz
               Title :  President

Either of the Holder or the Company may change the  foregoing  address by notice given pursuant to this Section 9.4.

10.  MISCELLANEOUS.

          10.1  AMENDMENTS.  The  Company  and the holder of a  majority  of the
Warrants may from time to time supplement or amend this Warrant in order to cure any ambiguity,  to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein. All modifications or amendments  to this Warrant  shall  require the written  consent of the party against whom enforcement of the modification or amendment is sought.

          10.2 HEADINGS.  The headings contained herein are for the sole purpose of  convenience  of  reference,  and shall  not in any way  limit or affect  the meaning or interpretation of any of the terms or provisions of this Warrant.

          10.3  ENTIRE   AGREEMENT.   This  Warrant  (together  with  the  other
agreements and documents being delivered  pursuant to or in connection with this
Warrant)  constitute the entire  agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

          10.4 BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be  binding  upon,  the  Holder and the  Company  and their  permitted assignees,  respective  successors,  legal  representatives and assigns,  and no other person  shall have or be  construed to have any legal or equitable  right, remedy or claim  under or in  respect  of or by virtue  of this  Warrant  or any provisions herein contained.

          10.5 GOVERNING LAW; SUBMISSION TO JURISDICTION.  This Warrant shall be governed by and construed and enforced in accordance  with the laws of the State of New York,  without giving effect to conflict of laws principles.  Any action, proceeding  or claim  against  the  Company  or the  Holder  arising  out of, or

                                      -13-

relating in any way to this Warrant  shall be brought and enforced in the courts of the State of New York or of the  United  States of America  for the  Southern
District of New York, and the Company and the Holder  irrevocably submit to such jurisdiction,  which jurisdiction  shall be exclusive.  The parties hereto waive any objection to such exclusive  jurisdiction  and that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover from the other party all of its reasonable  attorneys' fees and expenses relating to such action or proceeding  and/or  incurred in  connection  with the preparation therefor.

          10.6  WAIVER,  ETC. The failure of the Company or the Holder to at any time  enforce  any of the  provisions  of this  Warrant  shall  not be deemed or construed  to be a waiver of any such  provision,  nor to in any way  affect the validity of this Warrant or any provision  hereof or the right of the Company or any Holder to thereafter  enforce each and every  provision of this Warrant.  No waiver of any breach,  noncompliance or  nonfulfillment of any of the provisions of this  Warrant  shall be  effective  unless set forth in a written  instrument executed  by the party or  parties  against  whom or which  enforcement  of such
waiver  is  sought;  and  no  waiver  of  any  such  breach,   noncompliance  or
nonfulfillment  shall be  construed  or  deemed  to be a waiver  of any other or subsequent breach, noncompliance or nonfulfillment.

          IN WITNESS  WHEREOF,  the Company has caused this Warrant to be signed by its duly authorized officer as of the 23rd day of July, 2004.

                                      EVERLAST WORLDWIDE INC.

                                      By:  /s/ George Q Horowitz
                                         ------------------------------
                                          Name: GEORGE Q HOROWITZ
                                          Title: Chief Executive Officer

Acknowledged:

CONTENDER PARTNERS LLP

By: /s/ Mark Burnett
    ------------------------
    Name: Mark Burnett
    Title: Managing Partner

By: /s/ Brian Edwards
    ------------------------
    Name: Brian Edwards
    Title: Managing Partner

                                      -14-

Exhibit A - Exercise Notice (form to be used to exercise Warrants):

Everlast Worldwide Inc.
1350 Broadway, Suite 2300
New York City, New York 10018

Date: ________________, 20__

          The  Undersigned  hereby  elects  irrevocably  to exercise  the within
Warrant and to purchase  __________ shares of Common Stock of Everlast Worldwide
Inc.

          The Undersigned further elects

          / /  to make payment of $________________ (at the rate of $_______ per share) (in cash) (by certified or bank  cashier's  check tendered herewith)  (by  wire  transfer  to the  account  of  the  Company
               previously   designated  by  the  Company).   [Note:   Cross  out
               inapplicable choices.]

          / /  to make payment of $________________ (at the rate of $_______ per share) as  provided in the second  paragraph  of Section 2 of the
               Warrant.

          / /  the  cancellation  of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise  this Warrant  with respect to the maximum  number of shares of  Common  Stock  purchasable  pursuant  to the  cashless exercise procedure set forth in Section 2.

          Please  issue the shares as to which  this  Warrant  is  exercised  in accordance with the instructions given below.

                                             -----------------------------------
                                             Signature

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
        ------------------------------------------------------------------------
                            (Print in block Letters)
Address
        ------------------------------------------------------------------------

                                      -15-

          NOTICE:  The signature to this form must  correspond  with the name as written  upon  the  face of the  within  Warrant  in  every  particular  without alteration or enlargement or any change whatsoever.

                                      -16-

Form to be used to assign Warrant:

                                   ASSIGNMENT

          (To be executed by the  registered  Holder to effect a transfer of the within Warrant):

          FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto __________________________ the right to purchase shares of Common Stock of Everlast  Worldwide  Inc.  (the  "Company")  evidenced by the within  Warrant and does hereby  authorize the Company to transfer such right on the books of the Company.

Dated:__________________, 20__

                                             ------------------------------------
                                             Signature

          NOTICE:  The signature to this form must  correspond  with the name as written  upon  the  face of the  within  Warrant  in  every  particular  without alteration or enlargement or any change whatsoever.